UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 30, 2006

FLEXTRONICS INTERNATIONAL LTD.

(Exact name of registrant as specified in its charter)

Singapore	0-23354	Not Applicable
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Marina Boulevard, # 28-00, Singapore	018989
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (65) 6890-7188

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03	Material Modification to Rights of Security Holders

(a) The Memorandum and Articles of Association of Flextronics International Ltd. (the “Company”), which define the rights of the holders of the Company’s Ordinary shares, have been modified as a result of the Singapore Companies (Amendment) Act 2005 (the “Companies Act Amendment”), which became effective on January 30, 2006.

The Companies Act Amendment, among other things, eliminated the concept of the par or nominal value of shares and eliminated the concept of the authorized share capital of companies.

As a result of these changes, effective January 30, 2006,

•	all Ordinary shares of the Company presently outstanding as well as any Ordinary shares issued in the future shall be no par value shares; and

•	any provision in the Company’s Memorandum and Articles of Association that states the amount of the Company’s authorized share capital is no longer effective.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

(a) The disclosures in Item 3.03 are incorporated by reference in this Item 5.03.

Item 9.01	Financial Statements and Exhibits

(c) Exhibits

The following exhibits are filed with this Report on Form 8-K:

Exhibit

3.01	Summary of Amendments to Memorandum and Articles of Association

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLEXTRONICS INTERNATIONAL LTD.

Date: February 3, 2006	By:	/s/ Thomas J. Smach
Name: Thomas J. Smach Title: Chief Financial Officer

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